UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) September 29, 2005
                                                         --------------------
                                                         (July 26, 2005)
                                                         --------------------

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-12699               95-4803544
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  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)         Identification No.)


        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
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                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01.  Entry into a Material Definitive Agreement.

On July 26, 2005, the Board of Directors of Activision, Inc. (the "Company") approved the recommendations jointly made by it Nominating and Corporate Governance Committee and its Compensation Committee to adjust the cash compensation to be paid to non-employee directors, effective at the Company's 2005 Annual Meeting, which took place on September 15, 2005. Non-employee directors elected at the meeting received the compensation listed in the table below. In addition to the compensation listed in the table, non-employee directors are reimbursed for expenses incurred in attending Board, committee and stockholder meetings.

                                                                  Effective
                                                               September, 2005
Cash Compensation for Directors
-------------------------------
Annual Retainer                                                     $45,000
For Each Board Meeting                                               $1,500
For Each Telephone Board Meeting                                     $1,000
For Each Committee Meeting                                           $1,000
For Each Telephone Committee Meeting                                   $750
For Serving as Chairman of the Audit Committee                      $20,000
For Serving as Chairman of the Compensation Committee               $20,000
For Serving as Chairman of the Nominating and Corporate             $10,000
Governance Committee
Per Day for Special Assignments                                      $1,000
For Serving as an Audit Committee Member                             $5,000

Equity Compensation for Directors
---------------------------------
Annual Stock Option Grant upon Re-election to the Board              12,500
Initial Stock Option Grant upon Appointment or Election              30,000
  to the Board

These options vest ratably every six months over a two-year period.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2005


                                     ACTIVISION, INC.


                                     By:/s/ Ronald Doornink
                                        ------------------------
                                        Name:  Ronald Doornink
                                        Title: President

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